Mitch Gordic. ASSIGNMENT #6

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **AD Astra Holdings Inc..**, with an address at **Plaza 2000, 10th Floor, 50th Street, Panama City, Rep. of Panama**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

Mitch Gordic

Accepted and Agreed:

Authorized Signatory

Assignee AD Astra Holdings Inc.
Print Name: Arselio Rosalez

Acknowledged by:

Garth Likes
Compass Biotechnologies Inc.

Mitch Gordic. ASSIGNMENT #6

FOR VALUE RECEIVED, the receipt of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00) represents a partial assignment of the April 5th, 2009 Convertible Promissory Note from **Compass Biotechnolgies Inc.** to Mitch Gordic (the "Notes"), in the principal amount of Twenty Thousand Dollars ($20,000.00).

Mitch Gordic "Assignor", Holder of the Note does hereby grant, bargain, sell, convey and assign unto **AD Astra Holdings Inc..**, with an address at **Plaza 2000, 10th Floor, 50th Street, Panama City, Rep. of Panama**, "Assignee", all rights, title, and without interest in and of said portion of Notes dated April 5th, 2009.

After this assignment, Assignor will have an unpaid principal balance of Two Thousand Seven Hundred and Fifty Dollars ($2,750.00).

IN WITNESS WHEREOF, Assignors have caused this Assignment to be executed as of this 10th day of November, 2011.

____

Mitch Gordic

Accepted and Agreed:

____

Authorized Signatory

Assignee AD Astra Holdings Inc.
Print Name: Arselio Rosalez

Acknowledged by:

____

Garth Likes
Compass Biotechnolgies Inc.